SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

              Date of Report (Date of earliest event
                   reported) February 26, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
        Servicing Agreement, dated as of February 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-4)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

     New Jersey               33-5042             21-0627285
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  (State or other           (Commission        (I.R.S. Employer
    jurisdiction            File Number)      Identification No.)
 of incorporation)




                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)




          Registrant's telephone number, including area
                       code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On February 26, 1998 GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-4 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1998-4") of conventional, one- to four-family residential loans (the "Mortgage
Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated January 22, 1998 as supplemented by the Prospectus Supplement dated February 19, 1998.

The original principal balance of each Class of the Certificates is as follows:

               Class A1            $108,021,000.00
               Class A2             $81,654,000.00
               Class A3             $21,714,000.00
               Class A4              $4,653,000.00
               Class A5            $168,552,000.00
               Class A6             $98,853,000.00
               Class A7             $32,951,000.00
               Class A8             $60,141,355.00
               Class PO                $216,687.84
               Class M              $11,127,000.00
               Class B1              $5,413,000.00
               Class B2              $2,706,000.00
               Class B3              $2,406,000.00
               Class B4              $1,202,800.00
               Class B5              $1,803,179.84
               Class R                     $100.00
                                    --------------
                   Total:          $601,414,122.68



The initial Junior Percentage and initial Senior Percentage for Pool 1998-4 are approximately 4.10% and 95.90%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1998-4 as of the initial issuance of the Certificates are approximately $227,054, $6,014,141 and $6,014,141, respectively, representing approximately 0.04%, 1.00%, and 1.00%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of February 1, 1998 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1998-4

Pool 1998-4 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $601,414,122.68.

The interest rates (the "Mortgage Rates") borne by the 1,944 Mortgage Loans conveyed by GECMSI to Pool 1998-4 range from 6.250% to 9.625% and the weighted average Mortgage Rate as of the Cut-off Date is 7.5552% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1998-4 ranged from $28,000.00 to $1,200,000.00, and, as of the Cut-off Date, the
average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1998-4 is $309,369.40, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1998-4 is October 1987, and the latest scheduled maturity date of any such Mortgage Loan is February 2028. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1998-4 is 76.0486%.

The Mortgage Loans in Pool 1998-4 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1998-4:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      6.2500%            1            $249,284.64           0.0414%
      6.7500%            3            $679,898.52           0.1130%
      6.8750%           27          $8,092,249.66           1.3455%
      7.0000%           59         $17,485,886.75           2.9075%
      7.1250%           94         $29,118,144.83           4.8416%
      7.2500%          168         $53,453,917.37           8.8880%
      7.3750%          206         $65,603,388.06          10.9082%
      7.5000%          390        $119,255,437.19          19.8293%
      7.6250%          378        $114,379,803.55          19.0185%
      7.7500%          311         $98,630,147.85          16.3997%
      7.8750%          222         $71,510,673.01          11.8904%
      8.0000%           42         $11,931,563.13           1.9839%
      8.1250%           14          $3,763,546.25           0.6258%
      8.2500%           15          $3,939,187.04           0.6550%
      8.3750%            8          $2,004,821.61           0.3334%
      8.5000%            4          $1,146,444.93           0.1906%
      9.1250%            1             $56,669.83           0.0094%
      9.6250%            1            $113,058.46           0.0188%
                     -----        ---------------         ---------
        Total        1,944        $601,414,122.68         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1998-4 :

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
         $ 0  -  227,150      143      $21,516,461.66          3.5776%
    $227,151  -  250,000      361      $86,472,008.83         14.3781%
    $250,001  -  300,000      675     $185,075,773.14         30.7736%
    $300,001  -  350,000      317     $103,045,619.55         17.1339%
    $350,001  -  400,000      164      $61,935,778.89         10.2984%
    $400,001  -  450,000      108      $45,871,905.43          7.6273%
    $450,001  -  600,000      133      $67,596,221.09         11.2395%
    $600,001  -  650,000       33      $20,868,109.53          3.4698%
  $650,001  - 1,000,000 +      10       $9,032,244.56          1.5018%
                            -----     ---------------        ---------
                  Total     1,944     $601,414,122.68        100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-4 is
$1,199,174.17.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-4 is
$27,965.06.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1998-4:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1987            1            $225,924.75           0.0376%
         1988            1             $33,398.20           0.0056%
         1991            1            $113,058.46           0.0188%
         1996            3          $1,205,279.15           0.2004%
         1997         1757        $545,440,708.26          90.6930%
         1998          181         $54,395,753.86           9.0446%
                     -----        ---------------         ---------
        Total        1,944        $601,414,122.68         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1998-4:

            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
      00.000  -   50.00        47      $16,687,514.28          2.7747%
      50.001  -   60.00       109      $38,283,879.66          6.3656%
      60.001  -   70.00       212      $70,444,340.57         11.7131%
      70.001  -   75.00       290      $97,089,280.76         16.1435%
      75.001  -   80.00       942     $286,257,885.82         47.5976%
      80.001  -   85.00        40      $11,302,522.95          1.8793%
      85.001  -   90.00       203      $55,442,669.53          9.2187%
      90.001  -   95.00       101      $25,906,029.11          4.3075%
      95.001  -  100.00         0               $0.00          0.0000%
                            -----     ---------------        ---------
            Total           1,944     $601,414,122.68        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged
     Properties securing the Mortgage Loans in Pool 1998-4:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached             1791        $556,750,882.47          92.5737%
Single-family
 attached               65         $18,372,120.30           3.0548%
Condominium             63         $18,716,011.25           3.1120%
2 - 4 Family Units      22          $6,369,608.66           1.0591%
Co-Op                    3          $1,205,500.00           0.2004%
                     -----        ---------------         ---------
Total                1,944        $601,414,122.68         100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1998-4:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied        1904        $591,160,152.99          98.2950%
Vacation                22          $7,395,627.57           1.2297%
Investment              18          $2,858,342.12           0.4753%
                     -----        ---------------         ---------
Total                1,944        $601,414,122.68         100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
     1998-4:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alaska                   1            $194,530.99           0.0323%
Alabama                  4          $1,241,944.45           0.2065%
Arizona                 31          $9,483,581.32           1.5769%
Arkansas                 2            $720,460.21           0.1198%
California             941        $300,100,962.51          49.8994%
Colorado                42         $12,380,169.44           2.0585%
Connecticut             34         $11,458,344.90           1.9052%
Delaware                 3            $931,038.26           0.1548%
District of Columbia     5          $1,899,796.09           0.3159%
Florida                 55         $17,047,392.50           2.8346%
Georgia                 37         $10,890,047.09           1.8107%
Hawaii                   9          $3,237,505.72           0.5383%
Iowa                     4          $1,062,706.26           0.1767%
Idaho                    1            $304,015.63           0.0506%
Illinois                53         $15,882,015.42           2.6408%
Indiana                  3            $935,204.60           0.1555%
Kansas                   2            $581,678.68           0.0967%
Kentucky                 4          $1,402,538.06           0.2332%
Louisiana                5          $1,923,351.16           0.3198%
Maine                    3            $785,176.91           0.1306%
Massachusetts           91         $28,597,513.26           4.7550%
Maryland                75         $22,869,623.40           3.8026%
Michigan                 7          $1,890,413.12           0.3143%
Minnesota               12          $3,284,675.10           0.5462%
Mississippi              1            $314,777.68           0.0523%
Missouri                 6          $1,831,541.49           0.3045%
Nebraska                 4          $1,196,334.45           0.1989%
North Carolina          18          $4,980,633.41           0.8282%
New Hampshire            6          $1,791,100.71           0.2978%
New Jersey              84         $24,480,335.96           4.0705%
New Mexico               6          $1,982,318.68           0.3296%
Nevada                  16          $4,718,262.38           0.7845%
New York                43         $14,208,285.14           2.3625%
Ohio                    16          $4,352,513.01           0.7237%
Oklahoma                 1            $299,777.35           0.0498%
Oregon                   6          $2,713,200.31           0.4511%
Pennsylvania            58         $17,916,729.78           2.9791%
Rhode Island             4          $1,023,989.99           0.1703%
South Carolina           7          $2,430,160.80           0.4041%
Tennessee               14          $4,089,520.24           0.6800%
Texas                   82         $20,179,696.37           3.3554%
Utah                    10          $2,621,138.31           0.4358%
Virginia               105         $31,359,918.82           5.2144%
Vermont                  1            $367,092.37           0.0610%
Washington              23          $7,088,488.64           1.1786%
West Virginia            1            $105,719.50           0.0176%
Wisconsin                8          $2,257,902.21           0.3754%
                     -----        ---------------         ---------
Total                1,944        $601,414,122.68         100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1998-4:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2017            2            $813,010.37           0.1352%
         2018            9          $2,063,086.91           0.3430%
         2021            1            $113,058.46           0.0188%
         2023            1            $265,203.37           0.0441%
         2026            6          $2,541,938.42           0.4227%
         2027          682        $211,955,573.52          35.2429%
         2028         1243        $383,662,251.63          63.7933%
                     -----        ---------------         ---------
        Total        1,944        $601,414,122.68         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1998-4 calculated as of the Cut-off Date is 358 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage
     Loans in Pool 1998-4:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase              1105        $330,013,812.97          54.8730%
Rate Term/Refinance    681        $219,070,633.59          36.4259%
Cash-out Refinance     158         $52,329,676.12           8.7011%
                     -----        ---------------         ---------
Total                1,944        $601,414,122.68         100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

1.1 The Underwriting Agreement, dated as of February 24, 1997, and the related Terms Agreement, dated as of February 19, 1998, for certain of the Series 1998-4 Certificates between GE Capital Mortgage Services, Inc. and Deutsche Morgan Grenfell Inc.

1.2 The Underwriting Agreement, dated as of April 24, 1995, and the related Terms Agreement, dated as of February 19, 1998, for certain of the Series 1998-4 Certificates between GE
     Capital Mortgage Services, Inc. and PaineWebber
     Incorporated.

4.1  The Pooling and Servicing Agreement for the Series 1998-4
     Certificates, dated as of February 1, 1998, between GE
     Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  GE Capital Mortgage Services, Inc.



                                  By:   /s/ Syed W. Ali
                                     --------------------------
                                  Name: Syed W. Ali
                                  Title: Vice President





Dated as of February 26, 1998

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  GE Capital Mortgage Services, Inc.



                                  By:
                                     --------------------------
                                  Name: Syed W. Ali
                                  Title: Vice President





Dated as of February 26, 1998

                          EXHIBIT INDEX




The exhibits are being filed herewith:


----------------------------------------------------------------------
   EXHIBIT NO.           DESCRIPTION                        PAGE
----------------------------------------------------------------------

       1.1        The Underwriting Agreement,
                  dated as of February 24, 1997, and
                  the related Terms Agreement,
                  dated as of February 19, 1998, for
                  certain of the Series 1998-4
                  Certificates between GE Capital
                  Mortgage Services, Inc. and
                  Deutsche Morgan Grenfell Inc.

       1.2        The Underwriting Agreement,
                  dated as of April 24, 1995, and the
                  related Terms Agreement, dated as
                  of February 19, 1998, for certain
                  of the Series 1998-4 Certificates
                  between GE Capital Mortgage
                  Services, Inc. and PaineWebber
                  Incorporated.

       4.1        The Pooling and Servicing
                  Agreement for the Series 1998-4
                  Certificates, dated as of February
                  1, 1998, between GE Capital
                  Mortgage Services, Inc., as seller
                  and servicer, and State Street
                  Bank and Trust Company, as
                  trustee.

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